Exhibit 10.3

FIFTEENTH AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT

Dated as of May 1, 2020
among

GULFPORT ENERGY CORPORATION,
as Borrower,

THE BANK OF NOVA SCOTIA,
as Administrative Agent

and

The Lenders Party Hereto

THE BANK OF NOVA SCOTIA, KEYBANK NATIONAL ASSOCIATION,
and PNC BANK, NATIONAL ASSOCIATION,
as Joint Lead Arrangers and Joint Bookrunners

KEYBANK NATIONAL ASSOCIATION and
PNC BANK, NATIONAL ASSOCIATION,
as Co-Syndication Agents

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
WELLS FARGO BANK, N.A. and
BARCLAYS BANK PLC,
as Co-Documentation Agents

|US-DOCS\114671460.11||

FIFTEENTH AMENDMENT TO AMENDED
AND RESTATED CREDIT AGREEMENT
THIS FIFTEENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of May 1, 2020, among GULFPORT ENERGY CORPORATION, a Delaware corporation (“Borrower”), the Guarantors party hereto, THE BANK OF NOVA SCOTIA, as Administrative Agent (“Administrative Agent”) and L/C Issuer, and the Lenders party hereto.
R E C I T A L S
A. Borrower, the financial institutions signing as Lenders thereto, Administrative Agent and the other agents party thereto are parties to an Amended and Restated Credit Agreement dated as of December 27, 2013, as amended by a First Amendment to Amended and Restated Credit Agreement dated as of April 23, 2014, a Second Amendment to Amended and Restated Credit Agreement dated as of November 26, 2014, a Third Amendment to Amended and Restated Credit Agreement dated as of April 10, 2015, a Fourth Amendment to Amended and Restated Credit Agreement and Limited Consent and Waiver dated as of May 29, 2015, a Fifth Amendment to Amended and Restated Credit Agreement dated as of September 18, 2015, a Sixth Amendment to Amended and Restated Credit Agreement dated as of February 19, 2016, a Seventh Amendment to Amended and Restated Credit Agreement dated as of December 13, 2016, an Eighth Amendment to Amended and Restated Credit Agreement dated as of March 29, 2017, a Ninth Amendment to Amended and Restated Credit Agreement dated as of May 4, 2017, a Tenth Amendment to Amended and Restated Credit Agreement dated as of October 4, 2017, an Eleventh Amendment to Amended and Restated Credit Agreement dated as of November 21, 2017, a Twelfth Amendment to Amended and Restated Credit Agreement dated as of May 21, 2018, a Thirteenth Amendment to Amended and Restated Credit Agreement dated as of November 28, 2018, and a Fourteenth Amendment to Amended and Restated Credit Agreement dated as of June 3, 2019 (collectively, the “Original Credit Agreement”; the Original Credit Agreement as amended by this Amendment is referred to herein as the “Credit Agreement”).
B. The parties desire to amend the Original Credit Agreement as hereinafter provided.
NOW, THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.Same Terms. All terms used herein that are defined in the Original Credit Agreement shall have the same meanings when used herein, unless the context hereof otherwise requires or provides. In addition, from and after the Fifteenth Amendment Effective Date, (a) all references in the Original Credit Agreement and, where appropriate in the context, in the other Loan Documents to the “Agreement” shall mean the Original Credit Agreement, as amended by this Amendment, as the same may hereafter be amended and waived from time to time, and (b) all references in the Loan Documents to the “Loan Documents” shall mean the Loan Documents, as amended by the Modification Papers, as the same may hereafter be amended and waived from time to time. In addition, the following terms have the meanings set forth below:
“Modification Papers” means this Amendment and all of the other documents and agreements executed in connection with the transactions contemplated by this Amendment.
“Fifteenth Amendment Effective Date” has the meaning set forth in Section 2.
FIFTEENTH AMENDMENT – Page 1

2.Conditions Precedent. The obligations and agreements of the Lenders as set forth in this Amendment are subject to the satisfaction, unless waived in writing by Administrative Agent and each Lender party hereto, of each of the following conditions (the first day of satisfaction of all such conditions herein, the “Fifteenth Amendment Effective Date”):
(i)Fifteenth Amendment to Credit Agreement. This Amendment shall have been duly executed and delivered by the Borrower, the Guarantors and the Required Lenders.
(ii)Fees and Expenses. Administrative Agent shall have received payment of all invoiced out-of-pocket fees and expenses (including reasonable attorneys’ fees and expenses) incurred by Administrative Agent in connection with the preparation, negotiation and execution of the Modification Papers.
3.Amendment to Original Credit Agreement. On the Fifteenth Amendment Effective Date, the Original Credit Agreement shall be deemed to be amended as follows:
(i)The following definitions in Section 1.01 of the Original Credit Agreement are hereby amended and restated in their entirety as follows:
“Applicable Rate” means, from time to time, the following percentages per annum, based upon the Applicable Usage Level:
Applicable Rate

Applicable Usage Level	Commitment fee	Eurodollar Rate Loans and Letters of Credit	Base Rate Loans
Level 1	0.375%	1.75%	0.75%
Level 2	0.375%	2.00%	1.00%
Level 3	0.50%	2.25%	1.25%
Level 4	0.50%	2.50%	1.50%
Level 5	0.50%	2.75%	1.75%

Any increase or decrease in the Applicable Rate resulting from a change in the Applicable Usage Level shall become effective as of the date of the change in the Applicable Usage Level. The Applicable Rate shall be Level 5 during any period that a Borrowing Base Deficiency is being paid back in installments as permitted by Section 4.06.
“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.
“Bail-In Legislation” means, (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended
FIFTEENTH AMENDMENT – Page 2

from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).
“Excluded Accounts” means accounts exclusively used for payroll, payroll taxes or other employee wage and benefit payments, accounts exclusively holding assets subject to an escrow or purchase price adjustment mechanism, and accounts that exclusively hold funds belonging to, or for the benefit of, a Person other than a Loan Party, and accounts having average daily collected balances not greater than $2,500,000 in the aggregate for all such accounts during the most recently completed calendar quarter.
“Net Funded Debt” means, as of any date of determination, for the Borrower and its Restricted Subsidiaries on a consolidated basis, (i) the sum of (a) the outstanding principal amount of all obligations, whether current or longterm, for borrowed money (including Obligations hereunder) and all obligations evidenced by bonds, debentures, notes, loan agreements or other similar instruments, (b) all purchase money Indebtedness, (c) all direct obligations arising under letters of credit (including standby and commercial), bankers’ acceptances, bank guaranties, surety bonds and similar instruments, (d) all obligations in respect of the deferred purchase price of property or services (other than trade accounts payable in the ordinary course of business), (e) Indebtedness in respect of capital leases, (f) without duplication, all Guarantees with respect to outstanding Indebtedness of the types specified in clauses (a) through (e) above of Persons other than the Borrower or any Restricted Subsidiary, and (g) all Indebtedness of the types referred to in clauses (a) through (f) above of any partnership or other entity where owners of Equity Interests thereof have liability for the obligations of such entity in which the Borrower or a Restricted Subsidiary is a general partner or owner of such Equity Interests, unless (1) such Indebtedness is expressly made non-recourse to the Borrower or such Restricted Subsidiary, or (2) such Indebtedness is owed by such entity to the owners of the Equity Interests thereof, minus (ii) the amount of cash and short-term investments of Borrower and its Restricted Subsidiaries at the end of the relevant fiscal quarter with respect to which the ratio of Net Funded Debt to EBITDAX is being calculated, not to exceed $35,000,000 in the aggregate. For avoidance of doubt, Net Funded Debt does not include Wexford ULC Obligations.
“Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write- down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to
FIFTEENTH AMENDMENT – Page 3

suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.
(ii)The definition of “EBITDAX” in Section 1.01 of the Original Credit Agreement is hereby amended by replacing the word “and” after clause (i) with “,” and adding the phrase “(iii) all non-recurring or unusual gains, revenues, losses, expenses or charges (other than cash income from the early extinguishment or conversion of Swap Contracts) and (iv) any other non-cash gains or revenues,” after clause (ii).
(iii)The definition of “L/C Sublimit” in Section 1.01 of the Original Credit Agreement is hereby amended by replacing the reference to “the greater of $150,000,000 or 40% of the Aggregate Commitments existing at such time” with a reference to “$450,000,000”.
(iv)Section 1.01 of the Original Credit Agreement is hereby amended by adding the following new defined terms in the proper alphabetical order as follows:
“Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution.
“Excess Cash” means, as of any date of determination, cash and cash equivalents of the Loan Parties other than (a) any cash allocated for, reserved or otherwise set aside to pay royalty obligations, working interest obligations, vendor payments, suspense payments, similar payments as are customary in the oil and gas industry, severance and ad valorem taxes, payroll, payroll taxes, other taxes, and employee wage and benefit payment obligations of the Borrower or any Restricted Subsidiary then due and owing (or to be due and owing within five (5) Business Days of such date) and for which the Borrower or such Restricted Subsidiary either (x) has issued checks or has initiated wires or ACH transfers or (y) reasonably anticipates in good faith that it will issue checks or initiate wires or ACH transfers within five (5) Business Days of such date, (b) any cash allocated for, reserved or otherwise set aside to pay other amounts permitted to be paid by the Borrower or its Restricted Subsidiaries in accordance with this Agreement and other Loan Documents due and owing as of such date (or to be due and owing within five (5) Business Days of such date) to Persons who are not Affiliates of the Loan Parties and for which obligations the Borrower or any of its Restricted Subsidiaries have (x) issued checks or have initiated wires or ACH transfers or (y) reasonably anticipates in good faith that it will issue checks or initiate wires or ACH transfers within five (5) Business Days of such date, as certified by the Borrower in any Loan Notice or in connection with Section 2.04(d) with sufficient detail as is reasonably acceptable to the Agent, (c) any cash of the Borrower and its Restricted Subsidiaries constituting pledges and/or deposits securing any binding and enforceable purchase and sale agreement with any Persons who are not Affiliates of the Loan Parties, in each case to the extent permitted by this Agreement, and (d) cash deposited with the L/C Issuer to cash collateralize Letters of Credit.
“Fifteenth Amendment Effective Date” means May 1, 2020.
FIFTEENTH AMENDMENT – Page 4

“Net Senior Secured Debt” means, as of any date of determination, for the Borrower and its Restricted Subsidiaries on a consolidated basis, the amount equal to the sum, without duplication, of (i) (x) the Obligations to the extent described in clause (i) of the definition thereof, (y) the face amount of all Letters of Credit, and (z) any other Net Funded Debt described in clause (i) of the definition thereof that constitutes senior Indebtedness secured by a Lien on assets or property of the Borrower or its Restricted Subsidiaries as of such date, minus, without duplication, (ii) the amount of cash and short-term investments of Borrower and its Restricted Subsidiaries at the end of the relevant fiscal quarter with respect to which the ratio of Net Senior Secured Debt to EBITDAX is being calculated, not to exceed $35,000,000 in the aggregate.
“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.
“Subordinated Obligation” means any Indebtedness for borrowed money of the Borrower or any Restricted Subsidiary (whether outstanding on the Closing Date or thereafter incurred) (a) which is subordinate or junior in right of payment to, in the case of the Borrower, the Obligations or, in the case of a Guarantor, its Guarantee of the Obligations pursuant to a written agreement to that effect or (b) as to which any Lien on property securing such Indebtedness is contractually subordinated or junior to any Lien on any property securing the Obligations.
“UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended form time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.
“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.
(v)Section 2.04 of the Original Credit Agreement is hereby amended by adding the following new clause (d) to the end thereof as follows:
        (d) If the Loan Parties and their Subsidiaries have Excess Cash in excess of $35,000,000 in the aggregate on Thursday of each week, then the Borrower shall immediately prepay on the next Business Day succeeding such Thursday a principal amount of the Loans in the amount of such excess.
(vi)Section 2.13 of the Original Credit Agreement is hereby amended by replacing each reference therein to “85%” with a reference to “90%”.
(vii)Section 2.13(a) of the Original Credit Agreement is hereby amended by adding a proviso at the end thereof as follows:
FIFTEENTH AMENDMENT – Page 5

“; provided that thirty (30) days following the Fifteenth Amendment Effective Date (or such longer time as determined by Agent in its sole discretion), the coverage required by this subsection (a) shall increase to 95%.”
(viii)Section 2.13(b) of the Original Credit Agreement is hereby amended by adding a proviso at the end thereof as follows:
“; provided that sixty (60) days following the Fifteenth Amendment Effective Date (or such longer time as determined by Agent in its sole discretion), the coverage required by this subsection (b) shall increase to 85%.”
(ix)Section 2.13(e) of the Original Credit Agreement is hereby amended by adding the following parenthetical to the end of subsection (ii) thereof as follows:
“(provided that thirty (30) days following the Fifteenth Amendment Effective Date (or such longer time as determined by Agent in its sole discretion), the coverage required by this clause (ii) shall increase to 95%)”
(x)Section 4.01(b) of the Original Credit Agreement is hereby amended and restated in its entirety to read as follows:
“(b) Until next determined or otherwise modified or adjusted as provided herein, the amount of the Borrowing Base as of the Fifteenth Amendment Effective Date shall be $700,000,000.”
(xi)Section 4.03(a) of the Original Credit Agreement is hereby amended and restated in its entirety to read as follows:
        “(a) Special determinations of the Borrowing Base may be requested by Agent at the direction of the Required Lenders or by the Borrower not more than one time per calendar year each. If any special determination is requested by Borrower, it shall be accompanied by internally prepared engineering data for the oil and gas reserves included in the Mortgaged Properties, and such additional properties as Borrower may select, brought forward from the most recent Reserve Report furnished by Borrower to Agent. If any special determination is requested by Agent, Borrower will provide Agent with internally prepared engineering data for the oil and gas reserves included in the Mortgaged Properties, and such additional properties as Borrower may select, updated from the most recent Reserve Report furnished to Agent, as soon as is reasonably practicable following the request. The determination whether to increase or decrease the Borrowing Base and the Monthly Reduction Amount shall then be made in accordance with the standards set forth in Section 4.01 hereof and the procedures set forth in Section 4.04 hereof. In the event of any special determination of the Borrowing Base pursuant to this Section, Agent in the exercise of its discretion may suspend the next regularly scheduled determination of the Borrowing Base.”
(xii)Section 4.03(b) of the Original Credit Agreement is hereby amended by adding the following parenthetical after the phrase “prior written notice”:
“(or such shorter period as may be acceptable to Agent in its sole discretion)”
FIFTEENTH AMENDMENT – Page 6

(xiii)Section 4.04 of the Original Credit Agreement is hereby amended by amending and restating the third and fourth sentences thereof in their entirety as follows:
“At the end of such fifteen (15) day period, if Required Lenders (or all Lenders, in the event of a proposed increase of the Borrowing Base or decrease of the Monthly Reduction Amount) shall not have communicated their approval or disapproval, such silence shall be deemed a disapproval of a proposed increase of the Borrowing Base or decrease of the Monthly Reduction Amount and an approval of a proposed decrease or reaffirmation of the Borrowing Base or reaffirmation or increase of the Monthly Reduction Amount.  If Required Lenders (or each Lender, as applicable) have not approved or have not been deemed to have approved the Borrowing Base or Monthly Reduction Amount, Agent and Required Lenders (or all Lenders, in the event of a proposed increase of the Borrowing Base or decrease of the Monthly Reduction Amount) shall agree on a new Borrowing Base and Monthly Reduction Amount.”
(xiv)Section 5.02 of the Original Credit Agreement is hereby amended by renumbering clause (d) to be clause (e), adding the following new clause (d) and by amending and restating the last sentence of Section 5.02 in its entirety to read as follows:
        (d)  At the time of and immediately after giving effect to such proposed Credit Extension, the Borrower and its Restricted Subsidiaries do not have any Excess Cash in excess of $35,000,000.
Each Request for Credit Extension (other than a Loan Notice requesting only a conversion of Loans to the other Type, or a continuation of Eurodollar Rate Loans) submitted by Borrower shall be deemed to be a representation and warranty that the conditions specified in Sections 5.02(a), (b) and (d) have been satisfied on and as of the date of the applicable Credit Extension.
(xv)Section 7.12 of the Original Credit Agreement is hereby amended by amending and restating Section 7.12(a) and Section 7.12(b) in their entirety, and inserting a new Section 7.12(c) as follows:
        (a) Net Funded Debt to EBITDAX Ratio. With respect to each fiscal quarter ending on or after September 30, 2021, maintain on a consolidated basis a ratio of Net Funded Debt to EBITDAX not exceeding 4.00:1.00, calculated as of the last day of each fiscal quarter using the results of the twelve-month period ending with that fiscal quarter.
        (b) Interest Coverage Ratio. Maintain on a consolidated basis a ratio of EBITDAX to Interest Expense of at least 3.0 to 1.0, calculated as of the last day of each fiscal quarter using the results of the twelve-month period ending with that fiscal quarter.
(c) Net Senior Secured Debt to EBITDAX Ratio. With respect to each fiscal quarter ending on or after March 31, 2020, maintain on a consolidated basis a ratio of Net Senior Secured Debt to EBITDAX not exceeding 2.00:1.00, calculated as of the last day of each fiscal quarter using the results of the twelve-month period ending with that fiscal quarter.
FIFTEENTH AMENDMENT – Page 7

(xvi)Section 8.02(h) of the Original Credit Agreement is hereby amended and restated in its entirety to read as follows:
        (h) Investments made with cash proceeds received from the sale of Borrower’s common Equity Interests so long as such Investments are made within 180 days of the receipt of such cash proceeds or are contractually committed to be used within such 180-day period and are actually used within 365 days of initial receipt;
(xvii)Section 8.02(i) of the Original Credit Agreement is hereby amended by adding the word “cash” before the first instance of “Investments”.
(xviii)Section 8.02(k) of the Original Credit Agreement is hereby amended by adding the word “Cash” before the first instance of “Investments”.
(xix)Section 8.03(g) of the Original Credit Agreement is hereby amended and restated in its entirety to read as follows:
        (g) Indebtedness associated with bonds or other surety obligations required in connection with the operation of the business of the Loan Parties;
(xx)Section 8.04(a) of the Original Credit Agreement is hereby amended by amending and restating the proviso at the end thereof in its entirety as follows:
“provided that when any wholly-owned Domestic Restricted Subsidiary is merging with another Restricted Subsidiary, the wholly-owned Restricted Subsidiary shall be the continuing or surviving Person, and that when any Loan Party is merging with a non-Loan Party, the Loan Party shall be the continuing or surviving Person;”
(xxi)Section 8.06(g) of the Original Credit Agreement is hereby amended and restated in its entirety to read as follows:
(g) [reserved];
(xxii)Section 8.16(b)(2) of the Original Credit Agreement is hereby amended and restated in its entirety to read as follows:
        (2) in the case of any account other than an Excluded Account opened after such Effective Date, concurrently with the opening of such account.
(xxiii)Article XIII of the Original Credit Agreement is hereby amended by adding the following new Section 8.18 to the end thereof as follows:
        8.18. Limitation on Modification and Prepayment of Indebtedness.
        (a) Make, directly or indirectly, voluntary prepayments, purchases, repurchases, or redemptions of or in respect of any Senior Notes or any Subordinated Obligations, or any payment or other distribution (whether in cash, securities or other property) prior to its stated maturity, including any sinking
FIFTEENTH AMENDMENT – Page 8

fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any Senior Notes or any Subordinated Obligations, except prepayments, redemptions, purchases, defeasances and other payments in respect of Senior Notes and Subordinated Obligations prior to their scheduled maturity in an aggregate amount not to exceed $20,000,000 on and after the Fifteenth Amendment Effective Date.
        (b) Amend or modify, or permit the amendment or modification of, any provision of any Senior Notes or any Subordinated Obligations or any agreement relating thereto other than amendments or modifications that are not materially adverse to the Lenders and that do not affect the subordination provisions thereof in a manner materially adverse to the Lenders (it being understood that the following, without limitation, are materially adverse to the Lenders: (i) the principal amount (or accreted value, if applicable) of such Indebtedness, after giving effect to such amendment or modification, exceeds the principal amount (or accreted value, if applicable) of the Indebtedness prior to such amendment or modification (plus unpaid accrued interest, breakage costs and premium thereon), (ii) the average life to maturity of such Indebtedness, after giving effect to such amendment or modification, is less than that of such Indebtedness prior to such amendment or modification, (iii) the effect of such amendment or modification is to shorten the final maturity date thereof to a date that is earlier than 91 days after the Maturity Date, (iv) such action adds, amends, changes or otherwise modifies covenants, events of default or other agreements to the extent such covenants, events of default or other agreements are more restrictive, taken as a whole, than those contained in this Agreement or the other Loan Documents, or financial covenants that are more restrictive than those contained in this Agreement, in each case, as reasonably determined by the Borrower in good faith, unless such covenants, events of default or agreements or more restrictive terms are incorporated into this Agreement or are otherwise applicable only after the payment in full of the Loans, (v) the effect of such amendment or modification is to increase the amount of any payment of principal thereof, increase the rate or scheduled recurring fee, add call or pre-payment premiums, shorten any period for payment interest thereon or adds or changes any redemption, put or prepayment provisions, or (vi) such Indebtedness, after giving effect to such amendment or modification, shall have additional obligors, Guarantees or security than such Indebtedness prior to such amendment or modification, unless such obligors, Guarantees, or security also are added to the benefit of the Obligations).
(xxiv)Section 11.25 of the Original Credit Agreement is hereby amended and restated in its entirety to read as follows:
“11.25 Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
FIFTEENTH AMENDMENT – Page 9

(a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and
(b) the effects of any Bail-In Action on any such liability, including, if applicable:
(i) a reduction in full or in part or cancellation of any such liability;
(ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or
(iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of the applicable Resolution Authority.
(xxv)Schedule 2.01 to the Original Credit Agreement is hereby replaced with Schedule 2.01 attached to this Amendment.
(xxvi)The form of Loan Notice attached as Exhibit A to the Original Credit Agreement shall be replaced with the form of Loan Notice attached as Exhibit A to this Amendment.
(xxvii)The form of Compliance Certificate attached as Exhibit C to the Original Credit Agreement shall be replaced with the form of Compliance Certificate attached as Exhibit B to this Amendment.
4.Redetermination of Borrowing Base. The Borrowing Base as of the Fifteenth Amendment Effective Date shall be $700,000,000. This redetermination shall constitute the periodic determination scheduled to occur as of April 1, 2020 under Section 4.02 of the Credit Agreement, and the Borrowing Base as redetermined shall remain in effect until next redetermined, adjusted or otherwise modified pursuant to the terms of the Credit Agreement. In accordance with Section 2.05(b)(viii) of the Credit Agreement, the Aggregate Elected Commitment Amount shall be automatically reduced to $700,000,000 as of the Fifteenth Amendment Effective Date (ratably among the Lenders in accordance with each Lender’s Applicable Percentage).
5.Post-Closing Obligations. Notwithstanding anything to the contrary herein or in any other Loan Document, Borrower shall deliver to Administrative Agent:
(i)within 30 days after the Fifteenth Amendment Effective Date (or such later date to which Administrative Agent shall agree in writing in its sole discretion), Oil and Gas Mortgages executed by one or more Loan Parties covering (i) Proved Mineral Interests sufficient such that the Recognized Value of all Proved Mineral Interests under mortgage constitute at least 95% of the Recognized Value of all Proved Mineral Interests evaluated in the most recent Reserve Report
FIFTEENTH AMENDMENT – Page 10

and (ii) all Proved Mineral Interests in the following counties: Belmont, Harrison, Jefferson and Monroe Counties, Ohio; and Grady and Stephens Counties, Oklahoma; and
(ii)within 60 days after the Fifteenth Amendment Effective Date (or such later date to which Administrative Agent shall agree in writing in its sole discretion), title information and data reasonably acceptable to Administrative Agent sufficient such that the Recognized Value of all Proved Mineral Interests for which reasonably acceptable title assurances have been received by Administrative Agent constitute at least 85% of the Recognized Value of all Proved Mineral Interests evaluated in the most recent Reserve Report.
6.Certain Representations. Each Loan Party represents and warrants that, as of the Fifteenth Amendment Effective Date: (a) such Loan Party has full power and authority to execute the Modification Papers to which it is a party and such Modification Papers constitute the legal, valid and binding obligation of such Loan Party enforceable in accordance with their terms, except as enforceability may be limited by general principles of equity and applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting the enforcement of creditors’ rights generally; (b) no authorization, approval, consent or other action by, notice to, or filing with, any Governmental Authority or other Person is required for the execution, delivery and performance by such Loan Party thereof; and (c) no Default or Event of Default has occurred and is continuing after giving effect to the Amendment, or will result from the consummation of the transactions contemplated by this Amendment. In addition, each Loan Party represents that after giving effect to the Modification Papers, all representations and warranties of the Borrower and each other Loan Party contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects (provided that any such representations or warranties that are, by their terms, already qualified by reference to materiality shall be true and correct without regard to such additional materiality qualification) on and as of the Fifteenth Amendment Effective Date as if made on and as of such date except to the extent that any such representation or warranty expressly relates to an earlier date, in which case such representation or warranty is true and correct in all material respects (or true and correct without regard to such additional materiality qualification, as applicable) as of such earlier date.
7.Reaffirmation. Each of the Loan Parties hereby (a) acknowledges this Amendment, (b) reaffirms, confirms and ratifies all of its obligations under the Guaranty, each Collateral Document to which it is a party and the other Loan Documents to which it is party, including its respective guarantees, pledges, grants of security interests and other obligations, as applicable, under and subject to the terms of the Guaranty, each Collateral Document to which it is a party and each of the other Loan Documents to which it is party, and (c) agrees that such guarantees, pledges, grants of security interests and other obligations, and the terms of the Guaranty, each Collateral Document to which it is a party and each of the other Loan Documents to which it is a party, are not impaired or affected in any manner whatsoever and shall continue to be in full force and effect and, as applicable, shall guarantee and secure all Obligations under the Credit Agreement, as modified by this Amendment. The parties hereto acknowledge and agree that all references to the “Credit Agreement” (or words of similar import) in the Guaranty, each Collateral Document and the other Loan Documents refer to the Credit Agreement as amended by this Amendment without impairing any such obligations or Liens in any respect.
8.No Further Amendments. Except as previously amended or waived in writing and as amended hereby, the Original Credit Agreement shall remain unchanged and all provisions shall remain fully effective between the parties thereto.
FIFTEENTH AMENDMENT – Page 11

9.Acknowledgments and Agreements. Borrower acknowledges that on the date hereof all outstanding Obligations, in each case as amended hereby, are payable in accordance with their terms, and Borrower waives any defense, offset, counterclaim or recoupment with respect thereto. Borrower, Administrative Agent, L/C Issuer and each Lender that is a party hereto do hereby adopt, ratify and confirm the Original Credit Agreement, as amended and waived hereby, and acknowledge and agree that the Original Credit Agreement, as amended and waived hereby, is and remains in full force and effect. Borrower acknowledges and agrees that the liabilities and obligations of the Borrower and each other Loan Party under the Original Credit Agreement and under the other Loan Documents, in each case as amended hereby, are not impaired in any respect by this Amendment.
10.Limitation on Agreements. The consents, waivers and modifications set forth herein are limited precisely as written and shall not be deemed (a) to be a consent under or a waiver of or an amendment to any other term or condition in the Original Credit Agreement or any of the other Loan Documents, or (b) to prejudice any other right or rights that Administrative Agent or the Lenders now have or may have in the future under or in connection with the Original Credit Agreement and the other Loan Documents, each as amended and waived hereby, or any of the other documents referred to herein or therein. The Modification Papers shall constitute Loan Documents for all purposes.
11.Confirmation of Security. Borrower hereby confirms and agrees that all of the Collateral Documents that presently secure the Obligations shall continue to secure, in the same manner and to the same extent provided therein, the payment and performance of the Obligations as described in the Original Credit Agreement as modified by this Amendment.
12.Counterparts. This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed an original, but all of which constitute one instrument. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.
13.Incorporation of Certain Provisions by Reference. The provisions of Section 11.15 of the Original Credit Agreement captioned “Governing Law, Jurisdiction; Etc.” and Section 11.16 of the Original Credit Agreement captioned “Waiver of Right to Trial by Jury” are incorporated herein by reference for all purposes.
14.Electronic Execution of Assignments and Certain Other Documents. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Amendment and the transactions contemplated hereby (including without limitation Assignment and Assumptions, amendments or other Request for Credit Extension, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the Uniform Electronic Transactions Act (as adopted in the State of Texas), or any other similar state laws based on the Uniform Electronic Transactions Act.
15.Entirety, Etc. This Amendment, the other Modification Papers and all of the other Loan Documents embody the entire agreement between the parties. THIS AMENDMENT, THE OTHER MODIFICATION PAPERS AND ALL OF THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY
FIFTEENTH AMENDMENT – Page 12

EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.
[This space is left intentionally blank. Signature pages follow.]

FIFTEENTH AMENDMENT – Page 13

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to be effective as of the date and year first above written.
BORROWER
GULFPORT ENERGY CORPORATION

By: /s/ Quentin Hicks
Quentin Hicks
Chief Financial Officer

FIFTEENTH AMENDMENT – Signature Page S-1

GUARANTORS
GATOR MARINE, INC.
GULFPORT MIDSTREAM HOLDINGS, LLC
GATOR MARINE IVANHOE, INC.
GRIZZLY HOLDINGS, INC.
JAGUAR RESOURCES LLC
PUMA RESOURCES, INC.
WESTHAWK MINERALS LLC
GULFPORT MIDCON, LLC
GULFPORT APPALACHIA, LLC

By: /s/ Quentin Hicks
Quentin Hicks
Chief Financial Officer

ADMINISTRATIVE AGENT:

THE BANK OF NOVA SCOTIA, HOUSTON BRANCH,
as Administrative Agent and L/C Issuer

By: /s/ Ryan Knape
Name: Ryan Knape
Title: Director

LENDERS:
THE BANK OF NOVA SCOTIA, HOUSTON BRANCH,
as a Lender

By: /s/ Ryan Knape
Name: Ryan Knape
Title: Director

FIFTEENTH AMENDMENT – Signature Page S-2

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By: /s/ George E. McKean
Name: George E. McKean
Title: Senior Vice President

FIFTEENTH AMENDMENT – Signature Page S-3

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By: /s/ John Engel
Name: John Engel
Title: Vice President

FIFTEENTH AMENDMENT – Signature Page S-4

CREDIT SUISSE AG,
CAYMAN ISLANDS BRANCH,
as a Lender

By: /s/ Nupur Kumar
Name: Nupur Kumar
Title: Authorized Signatory

By: /s/ Andrew Griffin
Name: Andrew Griffin
Title: Authorized Signatory

FIFTEENTH AMENDMENT – Signature Page S-5

BARCLAYS BANK PLC,
as a Lender

By: /s/ Sydney G. Dennis
Name: Sydney G. Dennis
Title: Director

FIFTEENTH AMENDMENT – Signature Page S-6

WELLS FARGO BANK, N.A.,
as a Lender

By: /s/ Max Gilbert
Name: Max Gilbert
Title: Vice President

FIFTEENTH AMENDMENT – Signature Page S-7

BBVA USA,
as a Lender

By: /s/ Gabriela Azcarate
Name: Gabriela Azcarate
Title: Senior Vice President

FIFTEENTH AMENDMENT – Signature Page S-8

JPMORGAN CHASE BANK, N.A.,
as a Lender

By: /s/ Jo Linda Papadakis
Name: Jo Linda Papadakis
Title: Authorized Officer

FIFTEENTH AMENDMENT – Signature Page S-9

COMMONWEALTH BANK OF AUSTRALIA,
as a Lender

By: /s/ Scott Easey
Name: Scott Easey
Title: Associate Director

FIFTEENTH AMENDMENT – Signature Page S-10

ZIONS BANCORPORATION, N.A. dba AMEGY BANK,
as a Lender

By: /s/ Jill McSorley
Name: Jill McSorley
Title: Senior Vice President – Amegy Bank Division

FIFTEENTH AMENDMENT – Signature Page S-11

IBERIABANK,
as a Lender

By: /s/ W. Bryan Chapman
Name: W. Bryan Chapman
Title: Market President-Energy Group

FIFTEENTH AMENDMENT – Signature Page S-12

FIFTH THIRD BANK,
as a Lender

By: /s/ Thomas Kleiderer
Name: Thomas Kleiderer
Title: Director

FIFTEENTH AMENDMENT – Signature Page S-13

ABN AMRO CAPITAL USA LLC,
as a Lender

By: /s/ Darrell Holley
Name: Darrell Holley
Title: Managing Director

By: /s/ Michaela Braun
Name: Michaela Braun
Title: Executive Director

FIFTEENTH AMENDMENT – Signature Page S-14

CANADIAN IMPERIAL BANK OF COMMERCE,
NEW YORK BRANCH,
as a Lender

By: /s/ Trudy Nelson
Name: Trudy Nelson
Title: Authorized Signatory

By: /s/ Scott W. Danvers
Name: Scott W. Danvers
Title: Authorized Signatory

FIFTEENTH AMENDMENT – Signature Page S-15

ASSOCIATED BANK, N.A.,
as a Lender

By: /s/ Brett Stone
Name: Brett Stone
Title: Senior Vice President

FIFTEENTH AMENDMENT – Signature Page S-16

SCHEDULE 2.01
Commitments and Applicable Percentages

Lender	Applicable Percentage	Borrowing Base as of Fifteenth Amendment Effective Date	Elected Commitment Amount as of Fifteenth Amendment Effective Date	Maximum Facility Amount
The Bank of Nova Scotia	10.000000000%	$70,000,000	$70,000,000	$150,000,000
KeyBank National Association	8.500000000%	$59,500,000	$59,500,000	$127,500,000
PNC Bank, National Association	8.500000000%	$59,500,000	$59,500,000	$127,500,000
Credit Suisse AG, Cayman Islands Branch	6.500000000%	$45,500,000	$45,500,000	$97,500,000
Barclays Bank PLC	6.500000000%	$45,500,000	$45,500,000	$97,500,000
Wells Fargo Bank, N.A.	6.500000000%	$45,500,000	$45,500,000	$97,500,000
BBVA USA	6.500000000%	$45,500,000	$45,500,000	$97,500,000
U.S. Bank National Association	6.500000000%	$45,500,000	$45,500,000	$97,500,000
JPMorgan Chase Bank, N.A.	6.500000000%	$45,500,000	$45,500,000	$97,500,000
Commonwealth Bank of Australia	5.000000000%	$35,000,000	$35,000,000	$75,000,000
ZB, N.A. dba Amegy Bank	5.000000000%	$35,000,000	$35,000,000	$75,000,000
Canadian Imperial Bank of Commerce, New York Branch	5.000000000%	$35,000,000	$35,000,000	$75,000,000
ABN AMRO Capital USA LLC	3.500000000%	$24,500,000	$24,500,000	$52,500,000
IberiaBank	3.500000000%	$24,500,000	$24,500,000	$52,500,000
BOKF, NA dba Bank of Oklahoma	3.500000000%	$24,500,000	$24,500,000	$52,500,000
Fifth Third Bank	3.500000000%	$24,500,000	$24,500,000	$52,500,000
Associated Bank, N.A.	3.000000000%	$21,000,000	$21,000,000	$45,000,000
Morgan Stanley Senior Funding, Inc.	2.000000000%	$14,000,000	$14,000,000	$30,000,000
TOTAL:	100.000000000%	$700,000,000	$700,000,000	$1,500,000,000

FIFTEENTH AMENDMENT – Schedule 2.01

Exhibit A

Form of Loan Notice

[see attached]

FIFTEENTH AMENDMENT – Exhibit A

EXHIBIT A
FORM OF LOAN NOTICE
Date: ____________, ____
To: The Bank of Nova Scotia, as Agent
Ladies and Gentlemen:
Reference is made to that certain Amended and Restated Credit Agreement, dated as of December 27, 2013 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among Gulfport Energy Corporation, a Delaware corporation (the “Borrower”), the Lenders from time to time party thereto, and The Bank of Nova Scotia, as Administrative Agent and L/C Issuer.
The undersigned hereby requests (select one):
☐ A Borrowing of Loans  ☐ A conversion or continuation of Loans
1. On ________________________________________________ (a Business Day).
2. In the amount of $__________________.
3. Comprised of _____________________________.
          [Type of Loans requested]
4. For Eurodollar Rate Loans: with an Interest Period of ________ months.
The undersigned certifies that he/she is the [_] of the Borrower, and that as such he/she is authorized to execute this certificate on behalf of the Borrower, and further certifies, solely in his/her official capacity and not in any personal capacity, the following:
        A. The Borrowing, if any, requested herein complies with the provisos to the first sentence of Section 2.01 of the Agreement.
        B. At the time of and immediately after giving effect to such Borrowing, the Borrower and its Restricted Subsidiaries do not have any Excess Cash in excess of $35,000,000. [Schedule 1 attached hereto lists the amounts and the use of proceeds of any cash allocated for, reserved or otherwise set aside to pay amounts permitted to be paid by the Borrower or its Restricted Subsidiaries in accordance with the Agreement and the other Loan Documents due and owing as of the date hereof (or to be due and owing within five Business Days of the date hereof) to Persons who are not Affiliates of the Loan Parties and for which obligations the
FIFTEENTH AMENDMENT – Exhibit A

Borrower or any of its Restricted Subsidiaries reasonably anticipates in good faith that it will issue checks or initial wires or ACH transfers within five days of the date hereof.]1
        C. [The conditions specified in Sections 5.02(a), (b), and (d) of the Agreement have been satisfied on and as of the date of such Borrowing.]2

GULFPORT ENERGY CORPORATION

By: ________________________________
Name: _________________________
Title: __________________________

1 Include Schedule 1 if any such amounts are excluded from the calculation of Excess Cash in accordance with the Agreement.
2 Certification not required for a Loan Notice requesting only a conversion of Loans to the other Type, or a continuation of Eurodollar Rate Loans).
FIFTEENTH AMENDMENT – Exhibit A

SCHEDULE 1

Excess Cash

FIFTEENTH AMENDMENT – Exhibit A

Exhibit B

Form of Compliance Certificate

[see attached]

FIFTEENTH AMENDMENT – Exhibit B

EXHIBIT C
FORM OF COMPLIANCE CERTIFICATE
Financial Statement Date: __________,
To: The Bank of Nova Scotia, as Administrative Agent
Ladies and Gentlemen:
        Reference is made to that certain Amended and Restated Credit Agreement, dated as of December 27, 2013 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among Gulfport Energy Corporation, a _____________ corporation (“Borrower”), the Lenders from time to time party thereto, and The Bank of Nova Scotia, as Administrative Agent and L/C Issuer.
        The undersigned, solely in his/her official capacity as Responsible Officer on behalf of the Borrower, and not in any personal capacity, hereby certifies as of the date hereof that he/she is the ____________________ of the Borrower, and that, as such, he/she is authorized to execute and deliver this Certificate to Agent on behalf of Borrower, and that:
         [Use following paragraph 1 for fiscal year-end financial statements]
        1. Attached hereto as Schedule 1 are the year-end audited financial statements required by Section 7.01(a) of the Agreement for the fiscal year of Borrower ended as of the above date, together with the report and opinion of an independent certified public accountant required by such section.
         [Use following paragraph 1 for fiscal quarter-end financial statements]
        1. Attached hereto as Schedule 1 are the unaudited financial statements required by Section 7.01(b) of the Agreement for the fiscal quarter of Borrower ended as of the above date. Such financial statements fairly present in all material respects the financial condition, results of operations and cash flows of Borrower and its Subsidiaries in accordance with GAAP as at such date and for such period, subject only to normal year-end audit adjustments and the absence of footnotes.
        2. The undersigned has reviewed and is familiar with the terms of the Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and condition (financial or otherwise) of Borrower during the accounting period covered by the attached financial statements.
        3. A review of the activities of Borrower during such fiscal period has been made under the supervision of the undersigned with a view to determining whether during such fiscal period Borrower performed and observed all its Obligations under the Loan Documents, and
[select one:]
        [to the best knowledge of the undersigned during such fiscal period, Borrower performed and observed each covenant and condition of the Loan Documents applicable to it, and no Default has occurred and is continuing.]
--or—
FIFTEENTH AMENDMENT – Exhibit B

        [the following covenants or conditions have not been performed or observed and the following is a list of each such Default and its nature and status:]
        4. The representations and warranties of Borrower contained in Article VI of the Agreement, and/or any representations and warranties of Borrower or any other Loan Party that are contained in any document furnished at any time under or in connection with the Loan Documents, are true and correct on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that for purposes of this Compliance Certificate, the representations and warranties contained in subsections (a) and (b) of Section 6.05 of the Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 7.01 of the Agreement, including the statements in connection with which this Compliance Certificate is delivered.
        5. The financial covenant analyses and information set forth on Schedule 2 attached hereto fairly present in all material respects the financial condition of Borrower and its Subsidiaries on and as of the date of this Certificate.
        [Use the following paragraph for all fiscal quarter ends including the fourth fiscal quarter]
        6. The hedged production analysis and information on Schedule 3 attached hereto is true and correct in all material respects for fiscal quarter ended as of the above date.
        IN WITNESS WHEREOF, the undersigned has executed this Certificate as of _______________________, ________________.
GULFPORT ENERGY CORPORATION

By: ________________________________
Name: _________________________
Title: __________________________

FIFTEENTH AMENDMENT – Exhibit B

For the Quarter/Year ended __________________ (“Statement Date”)
SCHEDULE 2
to the Compliance Certificate
($ in 000’s)

LEVERAGE RATIO EXHIBIT

Leverage Ratio (on a consolidated basis)3

        A. Net Funded Debt:

1.	all outstanding liabilities for borrowed money and other interest bearing liabilities, plus	$____________
2.	purchase money Indebtedness, plus	$____________
3.	direct obligations arising under letters of credit, bankers’ acceptances, etc., plus	$____________
4.	obligations in respect of the deferred purchase price of property or services other than trade accounts, plus	$____________
5.	Indebtedness in respect of capital leases, plus	$____________
6.	Guarantees with respect to outstanding Indebtedness of the types described above of Persons other than Borrower or any Restricted Subsidiary, plus	$____________
7.
Indebtedness of the types referred to above of any partnership or other entity in which Borrower or a Restricted Subsidiary is a general partner or owner of such Equity Interests (unless such Indebtedness (a) is nonrecourse or (b) is owed by such entity to the owners of the Equity Interests thereof), less
$____________
8.	cash and short-term investments of Borrower and its Restricted Subsidiaries	($___________)
9.	Net Funded Debt ((Line A1 + A2 + A3 + A4 + A5 +A6 + A7) – Line A8)	$____________
        B. EBITDAX:

1.	net income, [plus or less]	$____________
2.	non-cash revenue or expense associated with Swap Contracts resulting from ASC 815, [plus or less]	($___________)
3.	cash or non-cash revenue or expense attributable to minority investments, [plus or less]	($___________)
4.	non-recurring or unusual gains, revenues, losses, expenses or charges (other than income from the early extinguishment or conversion of Swap Contracts), plus	($___________)
5.	Interest Expense, plus[4]	$____________
6.	income, franchise, capital or similar tax expense (other than ad valorem taxes), plus	$____________
7.	depletion, plus	$____________
8.	depreciation, plus	$____________
9.	amortization, plus	$____________
10.	asset or goodwill impairment or writedown, plus	$____________
11.	non-cash charges, plus	$____________
12.	exploration costs deducted in determining net income under successful efforts accounting, plus	$____________
13.	actual cash distributions received from minority investments (not including proceeds from Dispositions), plus	$____________
14.	reimbursed insurance expenses for casualty events or business interruptions, plus	$____________
15.	reasonable transaction expenses related to Dispositions and acquisitions of assets, investments and debt and equity offerings by any Loan Party[5]	$____________
16.	Total EBITDAX (Line B1 [+/–] B2 [+/–] B3 [+/–] B4 + B5 + B6 + B7 + B8 + B9 + B10 + B11 + B12 + B13 + B14 + B15)	$____________
        C. Ratio (Line A9 ÷ Line B16)      __ to 1.0
3 Note: To be included on each Compliance Certificate for each fiscal quarter ending on or after September 30, 2021.
4 Includes both expensed and capitalized, including interest component of capitalized lease obligations.
5 Note: Expenses related to unsuccessful Dispositions shall be limited to $3,000,000 in the aggregate for the period from the Closing Date to the Maturity Date.
FIFTEENTH AMENDMENT – Exhibit B

        Maximum Permitted:        4.0 to 1.0

INTEREST COVERAGE RATIO EXHIBIT

Interest Coverage Ratio (on a consolidated basis)

        A. EBITDAX

1.	net income, [plus or less]	$____________
2.	non-cash revenue or expense associated with Swap Contracts resulting from ASC 815, [plus or less]	($___________)
3.	cash or non-cash revenue or expense attributable to minority investments, [plus or less]	($___________)
4.	non-recurring or unusual gains, revenues, losses, expenses or charges (other than income from the early extinguishment or conversion of Swap Contracts), plus	($___________)
5.	Interest Expense, plus[6]	$____________
6.	income, franchise, capital or similar tax expense (other than ad valorem taxes), plus	$____________
7.	depletion, plus	$____________
8.	depreciation, plus	$____________
9.	amortization, plus	$____________
10.	asset or goodwill impairment or writedown, plus	$____________
11.	non-cash charges, plus	$____________
12.	exploration costs deducted in determining net income under successful efforts accounting, plus	$____________
13.	actual cash distributions received from minority investments (not including proceeds from Dispositions), plus	$____________
14.	reimbursed insurance expenses for casualty events or business interruptions, plus	$____________
15.	reasonable transaction expenses related to Dispositions and acquisitions of assets, investments and debt and equity offerings by any Loan Party[7]	$____________
16.	Total EBITDAX (Line B1 [+/–] B2 [+/–] B3 [+/–] B4 + B5 + B6 + B7 + B8 + B9 + B10 + B11 + B12 + B13 + B14 + B15)	$____________
        B. Interest Expense8       $____________

        C. Ratio (Line A16 ÷ Line B)      _____ to 1.0

         Minimum Required:       3.0 to 1.0

SENIOR SECURED LEVERAGE RATIO EXHIBIT

Senior Secured Leverage Ratio (on a consolidated basis)9

        A. Net Senior Secured Debt:
6 Includes both expensed and capitalized, including interest component of capitalized lease obligations.
7 Note: Expenses related to unsuccessful Dispositions shall be limited to $3,000,000 in the aggregate for the period from the Closing Date to the Maturity Date.
8 Includes both expensed and capitalized, including interest component of capitalized lease obligations.
9 Note: To be included on each Compliance Certificate for each fiscal quarter ending on or after March 31, 2020.
FIFTEENTH AMENDMENT – Exhibit B

1.	the Obligations to the extent described in clause (i) of the definition thereof, plus	$____________
2.	face amount of all Letters of Credit, plus	$____________
3.
any other Net Funded Debt described in clause (i) of the definition thereof that constitutes senior Indebtedness secured by a Lien on assets or property of the Borrower or its Restricted Subsidiaries, minus
$____________
4.	cash and short-term investments of Borrower and its Restricted Subsidiaries	($___________)
5.	Net Senior Secured Debt ((Line A1 + A2 + A3) – Line A4)	$____________
        B. EBITDAX:

1.	net income, [plus or less]	$____________
2.	non-cash revenue or expense associated with Swap Contracts resulting from ASC 815, [plus or less]	($___________)
3.	cash or non-cash revenue or expense attributable to minority investments, [plus or less]	($___________)
4.	non-recurring or unusual gains, revenues, losses, expenses or charges (other than income from the early extinguishment or conversion of Swap Contracts), plus	($___________)
5.	Interest Expense, plus[10]	$____________
6.	income, franchise, capital or similar tax expense (other than ad valorem taxes), plus	$____________
7.	depletion, plus	$____________
8.	depreciation, plus	$____________
9.	amortization, plus	$____________
10.	asset or goodwill impairment or writedown, plus	$____________
11.	non-cash charges, plus	$____________
12.	exploration costs deducted in determining net income under successful efforts accounting, plus	$____________
13.	actual cash distributions received from minority investments (not including proceeds from Dispositions), plus	$____________
14.	reimbursed insurance expenses for casualty events or business interruptions, plus	$____________
15.	reasonable transaction expenses related to Dispositions and acquisitions of assets, investments and debt and equity offerings by any Loan Party[11]	$____________
16.	Total EBITDAX (Line B1 [+/–] B2 [+/–] B3 [+/–] B4 + B5 + B6 + B7 + B8 + B9 + B10 + B11 + B12 + B13 + B14 + B15)	$____________
        C. Ratio (Line A5 ÷ Line B16)      __ to 1.0

        Maximum Permitted:        2.0 to 1.0

10 Includes both expensed and capitalized, including interest component of capitalized lease obligations.
11 Note: Expenses related to unsuccessful Dispositions shall be limited to $3,000,000 in the aggregate for the period from the Closing Date to the Maturity Date.
FIFTEENTH AMENDMENT – Exhibit B

SCHEDULE 3

COMPLIANCE WITH SECTION 8.09 EXHIBIT

For quarter ending _____________

A. Hedged Production at Quarter End

A	B	C	D	E
Commodity	Actual Production for Quarter	Avg Daily Production for Two Weeks Ending ___, 201__x Number of Days in Quarter	Threshold (greater of Column B and Column C)	Aggregate Notional Amount of all Tested Swap Contracts for Quarter
Oil
Gas
NGL
If Column E exceeds Column D for any Commodity, complete part B of this exhibit for each such Commodity on a separate basis.

B. Excess Hedging for the Quarter

1.	Swap Termination Value of all Tested Swap Contracts in excess of the Threshold at quarter end	$____________
2.	Borrowing Base at quarter end	$____________
3.	Total Outstandings at quarter end	($___________)
4.	Availability under Borrowing Base at quarter end (Line B2 – Line B3)	$____________
5.	Amount on Line B4 x 10%	$____________
If amount on Line B1 exceeds amount on Line B5, complete part C of this exhibit.

C. Liquidity at Quarter End

1.	Cash on hand at quarter end	$____________
2.	Borrowing Base Availability at quarter end (amount on Line B4)	($___________)
3.	Liquidity (Line C1 + Line C2)	($___________)
FIFTEENTH AMENDMENT – Exhibit B